                                                                    EXHIBIT 99.1

                       TCW INVESTMENT MANAGEMENT COMPANY
                     865 South Figueroa Street, Suite 1800
                        Los Angeles, California  90017
                           (213) 244-0000 Telephone
                           (213) 244-0645 Facsimile


                               December 27, 2000

Board of Directors
TCW Galileo Funds, Inc.
865 South Figueroa Street
Los Angeles, California  90017

     Re:  TCW GALILEO FUNDS, INC.
          -----------------------

Gentlemen:

     At your request, I have examined the Form of Rule 24F-2 (the "Form") proposed to be filed by you with the Securities and Exchange Commission. The Form states that during the fiscal year ended October 31, 1999, you issued and sold the following number of shares of Common Stock, $.001 par value, of the following portfolios (the "Shares"), in reliance upon your registration of an indefinite number of shares of the following portfolios pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended:

                                                    Number
Name                                               of Shares
----                                             -------------

TCW Galileo High Yield Bond Fund                    18,329,255

TCW Galileo Core Fixed Income Fund                   3,394,226

TCW Galileo Total Return Mortgage Backed
  Securities Fund                                      703,703

TCW Galileo Mortgage Backed Securities Fund          4,776,953

TCW Galileo Money Market Fund                    2,698,993,263

TCW Galileo Covertible Securities Fund               1,811,201

TCW Galileo Select Equities Fund                    22,255,808

TCW Galileo Large Cap Growth Fund                      378,598

TCW Galileo Large Cap Value Fund                     5,680,288

TCW Galileo Small Cap Growth Fund                   10,902,264

TCW Galileo Small Cap Value Fund                        98,263

TCW Galileo Value Opportunities Fund                 2,041,825

December 27, 2000
Board of Directors
Page 2

                                                        Number
Name                                                 of Shares
----                                             -------------
TCW Galileo Earnings Momentum Fund                     390,202

TCW Galileo Aggressive Growth Equities Fund          6,593,223

TCW Galileo Latin America Equities Fund                 92,291

TCW Galileo Asia Pacific Equities Fund                 344,125

TCW Galileo Emerging Markets Equities Fund           4,335,428

TCW Galileo Emerging Markets Income Fund             6,857,932

TCW Galileo International Equities Fund              1,561,243

TCW Galileo Japanese Equities Fund                   2,620,146

TCW Galileo European Equities Fund                   4,977,727
                                                     ----------

Total:                                           2,797,105,339
                                                 ==============

     I am familiar with the proceedings taken by you in connection with the authorization, issuance and sale of the Shares. Based upon my examination and upon my knowledge of your corporate activities, and assuming, without independent verification, that the Shares were sold in compliance with applicable Blue Sky laws and in the manner referred to in your Registration Statement on Form N-1A filed under the Securities Act of 1933, as amended, it is my opinion that the Shares constituted validly issued, fully paid and nonassessable shares of your Common Stock.

     I am a member of the bars of Maryland and New Jersey.

     I consent to the filing of this opinion as an exhibit to the Form.

                              Respectfully submitted,

                              /s/ Philip K. Holl

                              Philip K. Holl

PKH/rp